EXHIBIT 99.1


CONTACT:                                     Brainerd Communicators
The Management Network Group, Inc.           Michele Clarke (Media)
Janet Hall                                   clarke@braincomm.com
Janet.Hall@tmng.com                          212.986.6667
800.876.5329                                 Corey Kinger (Investors)
                                             kinger@braincomm.com
                                             212.986.6667


           TMNG SETS FIRST QUARTER RESULTS CONFERENCE CALL FOR MAY 31

                - Expects to File Form 10-Q On or Before May 31 -

                 - Receives Nasdaq Staff Determination Letter -


Overland Park, KS - May 25, 2007 - TMNG Global (Nasdaq: TMNG), a leading provider of management consulting and software solution services to the global communications, media and entertainment industries, today announced the timing of its release of financial results for the first quarter ended March 31, 2007 and its quarterly conference call for the investment community. TMNG has scheduled the conference call for May 31, 2007 at 5:00 p.m. (ET). TMNG Global expects to file its Form 10-Q for the fiscal quarter ended March 31, 2007 with the SEC and issue a press release with its first quarter 2007 earnings on or prior to May 31, 2007.

TMNG Global was not able to file its first quarter 2007 Form 10-Q by the May 21, 2007 extended filing date under SEC Rule 12b-25 because of the effort involved in restating its prior financial statements. Those prior financial statements were filed on May 14 and May 16, 2007. As a result of the late filing of the first quarter 2007 10-Q, the Company received a Nasdaq Staff Determination Letter dated May 24, 2007 indicating the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) and that this noncompliance serves as a basis to delist the Company's common stock from the Nasdaq Global Market. The Company provided written notice of its filing delay to Nasdaq on May 21, 2007.

Once the Form 10-Q for the quarter ended March 31, 2007 has been filed, the Company believes it will be in compliance with all Nasdaq Marketplace Rules and expects that its common stock will continue to be listed on the Nasdaq Global Market.

Conference Call

The Company will host a conference call at 5:00 p.m. ET on Thursday, May 31, 2007 to discuss its first quarter earnings results. Investors can access the conference call via a live webcast on the company's website, www.tmng.com, or by dialing 973-935-8757, passcode 8847522. A replay of the conference call will be archived on the company's website for one week. Additionally, a replay of the call will be available by dialing 877-519-4471, passcode 8847522, through June 6, 2007.

About TNMG Global

TMNG Global (NASDAQ: TMNG) is a leading provider of professional services to the converging communications industry. Its companies, TMNG, CSMG Adventis, and Cartesian, and its base of over 500 consultants, have provided strategy, management, and technical consulting, as well as products and


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services,  to more than 1200  communications  service providers,  entertainment, media, and technology companies and financial services firms worldwide. The company is headquartered in Overland Park, Kansas, with offices in Berlin, Boston, Chicago, London, New York, Shanghai and Washington, D.C.

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. Factors that might affect actual results, performance, or achievements include, among other things, the matters discussed in this release, the completed restatement of the Company's historical financial statements, future legal, accounting or regulatory developments relating to our stock option and non-vested stock awards or our accounting for those awards, potential claims or liability that may arise as a result of these matters, that the accounting adjustments made by us could have negative tax implications for the Company, the potential for delisting of our common stock on the Nasdaq Stock Market, the effectiveness of remedial measures adopted by management and our Board of Directors, and other actions that may be taken as a result of the matters discussed in this release. In addition to the matters discussed in this release, risks and uncertainties are described from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. We undertake no responsibility to update any of these forward-looking statements to reflect events or circumstances occurring after the date of this release.